COHEN INDEPENDENT RESEARCH GROUP

Wall Street's Independent Research Firm

D. Paul Cohen, President
21 Manzanita Avenue 31000
San Rafael, CA 94901
www.cohenresearch.com

Telephone: 415 464.6005
Fax: 415 456.0296
E-mail: paul@cohenresearch.com
E-mail: dpaulco@aol.com

April 12, 2007

Research Services Agreement

between

Cohen Independent Research Group

And

SOUTHRIDGE ENTERPRISES INC.

This Agreement is entered into as of the date on the signature page hereof between Cohen Independent Research Group, ("CIRG") and SOUTHRIDGE ENTERPRISES INC. ("SOUTHRIDGE ENTERPRISES INC.") for the provision of consulting services by Cohen Independent Research Group. In consideration for services rendered by CIRG to SOUTHRIDGE ENTERPRISES INC. parties agree to the following terms and conditions.

Term

This Agreement shall expire on its own terms twelve (12) months following the date of execution of this Agreement. The term of this Agreement may only be extended in writing, signed by SOUTHRIDGE ENTERPRISES INC. and CIRG, SOUTHRIDGE ENTERPRISES INC. has the right to terminate this agreement at any time after the initial research report has been written, distributed and funded as required by this letter agreement.

Scope of Services

The scope and extent of any research services provided by Cohen Independent Research Group, pursuant to this Agreement shall include Wall Street analyst research coverage for the above agreed upon term.

CIRG's research services under this Agreement shall be limited to advice and consultation on various types of research issues, including the distribution of appropriate research updates through out the contract year.

Fees and Expenses

SOUTHRIDGE ENTERPRISES INC. shall pay Cohen Independent Research Group, at the following rate for its services hereunder. Payment will be made as follows:

1. Within 10 days of the signing of this agreement: $2,500
2. Within 10 days: CIRG shall pay to SOUTHRIDGE ENTERPRISES INC, $500.00 for the purchase of 1,333,000 shares of restricted common stock. The common stock shall be issued pursuant to an exemption under the securities Act of 1933, as amended. Such shares of common stock will be restricted. SOUTHRIDGE ENTERPRISES INC. shall provide standard anti dilutions provisions including: if the Company shall at any time after the date hereof but prior to the issuance of these shares of common stock, subdivide its outstanding securities as to which common stock shareholder's rights under these shares of common stock exist, by split-up, or otherwise, or combine its outstanding securities as to which the total amount of issued and outstanding shares are changed, as of the date of such split-up or combination shall forthwith be proportionately increased in the case of a split-up, or proportionately decreased in the case of a combination.
3. The Company shall make every reasonable effort to grant registration and piggyback rights to CIRG.
4. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than a cash dividend), any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right (other than the right to vote), the Company shall provide notice to the shareholder at least 15 days prior to the date of such record, therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.
5. The 1,333,000 shares of common stock shall be registered as follows: D. Paul Cohen
6. D. Paul Cohen is an accredited investor.

SOUTHRIDGE ENTERPRISES INC. shall also reimburse Cohen Independent Research Group, for any reasonable travel expenses that have been pre-approved by SOUTHRIDGE ENTERPRISES INC. Such reimbursement shall be made in accordance with SOUTHRIDGE ENTERPRISES INC.'s corporate travel expense policy.

Duties for Client Company`

1. SOUTHRIDGE ENTERPRISES INC. will be given the opportunity to edit only the textual content of the final draft of the initiate coverage report. Any editing after the 'first edit' will be billed at $75.00 per hour, for all time spent and work performed, metered by the analyst, until SOUTHRIDGE ENTERPRISES INC. approves the final version of the initiate coverage report.
2. SOUTHRIDGE ENTERPRISES INC. will be responsible for completing CIRG's Input Data Sheet delivered from CIRG to SOUTHRIDGE ENTERPRISES INC. Completion of the CIRG Input Data Sheet will include exact historical quarterly and annual aggregated line items from the Income Statement, Balance Sheet and Cash Flow Statements in US dollars.

Relationship of the Parties

SOUTHRIDGE ENTERPRISES INC. and Cohen Independent Research Group, mutually understand and agree that Cohen Independent Research Group, will be acting as an independent contractor at all times in performing duties hereunder. Nothing in this Agreement shall be deemed to constitute Cohen Independent Research Group, as a joint venture, partner, SOUTHRIDGE ENTERPRISES INC. or anything other than an independent contractor. Cohen Independent Research Group, shall not have the right to bind SOUTHRIDGE ENTERPRISES INC. or make any promises for representations on behalf of SOUTHRIDGE ENTERPRISES INC. As an independent contractor, Cohen Independent Research Group shall assume full responsibility for payment of all federal and state income taxes and self-employment taxes resulting from compensation derived by Cohen Independent Research Group, for services rendered hereunder. SOUTHRIDGE ENTERPRISES INC. shall not be responsible in any manner for any of the foregoing or any other amounts required to be withheld or paid by SOUTHRIDGE ENTERPRISES INC. with respect to its policy under any applicable laws or regulations.

Benefits

SOUTHRIDGE ENTERPRISES INC. and Cohen Independent Research Group, agree and acknowledge that under this Agreement Cohen Independent Research Group, shall not be entitled to receive any benefits from SOUTHRIDGE ENTERPRISES INC., including but not limited to, medical insurance, medical expense reimbursements, vacation, sick leave or worker's compensation benefits.

Notices

All notices provided for by this Agreement shall be made in writing either by (i) actual delivery of the notice into the hands of the party entitled thereto, or (ii) by the mailing of the notice in the U.S. mail to the last known address of the party entitled thereto, registered or certified mail return receipt requested. The notice shall be deemed to be delivered in case (i) on the date of its actual receipt by the party entitled thereto, and in case (ii) on the date of its mailing.

Assignment

Cohen Independent Research Group, may not assign the rights hereunder without the prior written consent of SOUTHRIDGE ENTERPRISES INC. This Agreement shall be binding upon and inure to the benefit of SOUTHRIDGE ENTERPRISES INC. and its successors, assigns and legal representatives. The successors and assigns of SOUTHRIDGE ENTERPRISES INC. shall agree in writing to assume all obligations and benefits of this Agreement.

Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to its conflict of law rules. Each of the parties irrevocably submit to the jurisdiction of the Marin County Court in the State of California, or the United States District Court for Northern California in the State of California for the purpose of any suit, action, or other proceeding arising out of or relating to this Agreement, which is brought by or against any such party. To the extent that such party has acquired, or hereafter acquires, any immunity from jurisdiction of any such court or from any legal process therein, such party hereby waives, to the fullest extent permitted by law, such immunity. Each of the parties hereby waives, and agrees not to assert in any such suit, action, or proceeding, in each case, to the fullest extent permitted by applicable law, any

claim that (a) such party is not personally subject to the jurisdiction of any such court; (b) such party is immune from any legal process (whether through service, notice, attachment prior to judgment, attachment in aid of execution, execution, or otherwise) with respect to its property; or (c) any such suit, action, or proceeding is brought in an inconvenient forum.

Severability

All agreements and covenants contained herein are severable, and in the event that any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as though such invalid agreements were not contained herein.

Attorney's Fees

In any legal proceeding brought to enforce the provisions of this Agreement, the prevailing party shall be entitled to an award of attorney's fees and costs.

Modification

No provision of this Agreement may be modified and no waiver hereunder may be granted except by a written instrument executed by authorized representatives of each Party hereto.

Full Force and Effect

In the event that a court of competent jurisdiction rules that any portion of this Agreement is invalid, void or unenforceable, such provision is deemed severed and removed from this Agreement and the remainder of the Agreement shall remain in full force and effect.

Counterparts

This agreement may be executed in counterpart by the parties hereto. Each counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same Agreement. The Agreement may be executed by way of facsimiles signature, and a counterpart of this Agreement bearing facsimile signatures of either or both parties shall be given full force and effect for evidentiary and all other purposes as if the same had been manually executed.

Termination

Unless extended in writing, this Agreement will automatically terminate in one year from the date hereof.

In witness whereof, the Parties by their duly authorized officers or representatives have executed this Agreement on the date first above written, whereby this agreement becomes a binding Agreement between and among Parties.

Cohen Independent Research Group

By:

/s/ D. Paul Cohen

Its: President

Date: 4/9/2007

SOUTHRIDGE ENTERPRISES INC.

By:

/s/ Alex Smid

Its: President

Date: APRIL 12, 2007

Disclaimer:

This report/release is for informational purposes only. All information contained herein is based on public information. Ethical Standards: Cohen Independent Research Group complies with securities laws, regulations and ethical standards as related to our legal and compliance requirements. Certain securities regulations are cited and disclaimed in our Disclaimer. Ethical standards as related to our firm are the foundation of these securities laws and regulations we follow. Our firm is not a member of any association for other research providers. Our firm's policy is to comply with any new securities laws and regulations that might be promulgated in the future. Cohen Independent Research Group (CIRG) is a registered investment advisor that distributes contracted third party independent research purchased from outside third party contracted securities analysts. CIRG issues two types of reports: fundamental research reports that contain securities recommendations, and statistical data reports from The Cohen Financial and Valuation Model, and other statistical reports that do not recommend any security purchase; Buy, Hold/Neutral, No Recommendation or Sell. CIRG's contracted analysts issue certain securities recommendations for fundamental research reports under NASD Rule 2711 defined as: Buy, Hold/Neutral or Sell recommendations. The Cohen Financial and Valuation Model contains statistical data derived from SEC filings. This Model does not recommend the Purchase: Buy, Hold, Sell, No Recommendation or Short Sale of any security. CIRG purchases certain financial data derived from SEC filings and data compiled by other vendors. CIRG and its data vendors do not warranty that such SEC filing data and other compiled data is accurate. CIRG advises recipients of all such data to be validated from the issuing company including all statistical information derived from SEC filings contained herein. Neither CIRG nor any data vendor shall be held liable for any misinformation contained in any SEC filing data or compiled data from various data feeds. Guests of CIRG's website, readers of CIRG's distributed research and subscribers to The Cohen Financial and Valuation Model assume full responsibility for the accuracy of all SEC filing data and compiled data from other sources, and are urged to confirm that data with the specific issuing company. For fundamental research reports, CIRG's outside contract analysts may at their option, assign a No Recommendation to certain research reports without opinion or rating, also published for informational purposes only. Under no circumstances is this report/release to be used or considered as an offer to sell or a solicitation of any offer to buy any security or other debt instruments, or any options, futures or other derivatives related to such securities herein. CIRG and its affiliates may trade for its own account, and own related securities of the issuer. CIRG or its affilites, directors, officers and employees, may have a long or short position in securities of the issuer or related investments, and may effect securities transactions with CIRG clients through Direct Access Partners, Ltd. Investors interested in purchasing securities are urged to read the Prospectus, 10K, 10Q other relevant public documents in full, and to conduct their own research and due diligence. CIRG encourages our readers to invest carefully and read the investor information available on the web sites of the Securities and Exchange Commission ("SEC") at www.sec.gov and/or the National Association of Securities Dealers ("NASD") at www.nasd.com. The NASD has published information on how to invest carefully at its website. The reader should verify all claims and do his/her own due diligence before investing in any securities mentioned. Investing in securities is speculative and carries a high degree of risk. Investors are always encouraged to consult with their financial advisors, brokers, accountants, or attorneys and/or conduct their own due diligence prior to making an investment in any of our featured companies. CIRG's outside contracted analysts reserve the right to change their opinion at any point in time as they deem necessary. There is no guarantee that the target price for the stock will be met or that predicted business results for the company will be met. Contracted analysts engaged by CIRG are responsible for the preparation and substance of CIRG's research reports. Analysts are responsible only to the public and are paid in cash to insure independence of the research process. Reports are written and distributed on behalf of the public, and are not a service to any company. CIRG does not supervise any outside contracted analyst and does not guarantee this report to be error-free or factually accurate. CIRG is not a financial analyst as defined by NASD Rule 2711. Conclusions prepared by outside contracted analysts are deemed to be reasonable at the time of issuance of the report. All decisions are made solely by the outside contracted analyst and are independent of outside parties or influence. Neither the analyst's compensation nor the compensation received by CIRG is in any way related to the specific recommendations or views contained in this research report/release or note, nor is it related to price performance or volume of shares traded in the referenced security. CIRG or its affiliates may from time to time perform consulting or other services for, or solicit consulting or other business from any entity mentioned in this report/release. This research report/release has been prepared for general circulation and is circulated for general information only. It does not have regard to the specific investment objective, financial situation, suitability, and the particular need of any specific person who may receive this report/release. Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed or recommended in this report/release and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities, if any, may fluctuate and that each security's price or value may rise or fall substantially. Accordingly, investors may receive back less than originally invested. Past performance is not indicative of future performance. CIRG has not entered into a soft dollar agreement with the referred to company. CIRG does not currently have an investment banking relationship with the company, or a finder's fee agreement with the company. The Private Securities Litigation Reform Act of 1995 provides investors a 'safe harbor' in regard to forward-looking statements. CIRG cautions all investors that such forward-looking statements in this report are not guarantees of future performance. Unknown risk, including bankruptcy, uncertainties, as well as other uncontrollable or unknown factors may cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statement. Smaller companies have a higher likelihood of filing bankruptcy. Investors are urged to do their own research regarding the dangers of a potential bankruptcy filing. CIRG urges all potential investors to perform comprehensive due-diligence prior to making any investment. When used, the words "anticipate," "believe," "estimate," "expect," and similar expressions as they relate to the company or its management are intended to identify such forward-looking statements. The company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward looking statements. Further management discussion of risks and uncertainties can be found in the company's quarterly filing with the Securities Exchange Commission and other periodic SEC filings. CIRG and its data vendors do not assume any responsibility or liability for any investor decision made as a result of reading this report/release or accessing financial data from CIRG's various data vendors. CIRG and the issuing company do not assume any responsibility or liability for any investor decision made as a result of reading this report/release. Readers hereby acknowledge that any reliance upon any Materials shall be at the reader's sole risk. CIRG is normally paid cash and is sometimes paid in stock, warrants, options or other securities to publish information provided by its clients. Non-cash payments to CIRG are designed to help smaller companies conserve their cash positions. CIRG reserves the right, in its sole discretion and without any obligation, to make improvements to, or correct any error or omissions in any portion of the Service or the Materials. The service and the materials are provided by CIRG on an 'as is' basis. CIRG expressly disclaims any and all warranties, express or implied, including without limitation warranties or merchantability and fitness for a particular purpose, with respect to the service or any materials and products. In no event shall CIRG be liable for any direct, indirect, incidental, punitive, or consequential damages of any kind whatsoever with respect to the service, the materials and the products. This report/release has been prepared in accordance with the Securities and Exchange Commission's rules and amendments, Oct 23, 2000, regarding 17 CFR Parts, 240, 243 and 249, (Selective Disclosure and Insider Trading), Regulation FD (Fair Disclosure), 10b5-1, 10b5-2, and NASD Rules 2250, 2420, 2710 and 2711. CIRG currently charges $29,500 for analyst research coverage and distribution of research material

for a one year period for initiate coverage reports 50 pages or less: $39,500 for initiate coverage reports 50 pages or more.